                                                                     EXHIBIT 4.2

              [GENESYS TELECOMMUNICATIONS LAB LOGO APPEARS HERE]

                              G  E  N  E  S  Y  S

                                          SEE REVERSE FOR ??? DOCUMENTS RELATING
THIS CERTIFICATE IS TRANSFERABLE                 TO RIGHTS, PREDICTIONS???
 IN BOSTON, MA OR NEW YORK, NY                ?????? AND RESTRICTIONS, IF ANY

            INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA
                                                               CUSIP 371931 10 6

THIS CERTIFIES THAT



IS THE OWNER OF


   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

________________ GENESYS TELECOMMUNICATIONS LABORATORIES, INC. _________________

Transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:


                    GENESYS TELECOMMUNICATIONS LABORATORIES
                                 INCORPORATED
                               OCTOBER 11, 1990
/s/ Signature                     CALIFORNIA                       /s/ Signature
    SECRETARY                                                          PRESIDENT


COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
    TRANSFER AGENT AND REGISTRAR

BY    /s/  Signature
                    AUTHORIZED SIGNATURE
_____________________________________________________
   AMERICAN BANK NOTE COMPANY        MAY 8, 1997 fm
   3504 ATLANTIC AVENUE
   SUITE 12
   LONG BEACH, CA  90807              050402fc
   (562) 989-2333
   (FAX) (562) 426-7460      7B      Proof       NEW
______________________________________________________

   A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common
   TEN ENT -- as tenants by the committee
   JT TEN  -- as joint tenants with right
              of survivorship and not as
              tenants in common

UNIF GIFT MIN ACT--..........Custodian..........
                     (Cust)             (Minor)
                   under Uniform Gifts to Minors
                   Act .........................
                                (State)
UNIF TRP MIN ACT-- ..........Custodian (until age ..........)
                   .................... under Uniform Transform
                         (Minor)
                   to Minors Act ...........................
                                           (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED. ________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
    ******************************
    *                            *
    ******************************

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________


                                   X ___________________________________________

                                   X ___________________________________________
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                     THE PAGE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATIONS OR
                                     ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed




By_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17ad-1A



_____________________________________________________
   AMERICAN BANK NOTE COMPANY        MAY 8, 1997 fm
   3504 ATLANTIC AVENUE
   SUITE 12
   LONG BEACH, CA  90807              050402bk
   (562) 989_2333
   (FAX) (562) 426_7450              Proof       NEW
______________________________________________________